AMERICAN MIDCAP  GROWTH  PORTFOLIO  |  ALGER  AMERICAN
             GROWTH PORTFOLIO | ALGER AMERICAN BALANCED PORTFOLIO | ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO | ALGER AMERICAN INCOME & GROWTH PORTFOLIO |



--------------------------------------------------------------------------------


                             THE ALGER AMERICAN FUND
                                 Class O Shares

--------------------------------------------------------------------------------



             A POOLED FUNDING VEHICLE FOR:
             o VARIABLE ANNUITY CONTRACTS
             o VARIABLE LIFE INSURANCE POLICIES
             o QUALIFIED PENSION PLANS
             o QUALIFIED RETIREMENT PLANS




                                                                      PROSPECTUS
                                                                     May 1, 2007








As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                    [ALGER LOGO]

THE ALGER
AMERICAN FUND

Class O Shares





PROSPECTUS

May 1, 2007


================================================================================
TABLE OF CONTENTS
================================================================================

  3   RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
  ==============================================================================
         3   INVESTMENTS
                  Alger American MidCap Growth Portfolio                       3
                  --------------------------------------------------------------
                  Alger American Growth Portfolio                              3
                  --------------------------------------------------------------
                  Alger American Balanced Portfolio                            3
                  --------------------------------------------------------------
                  Alger American Leveraged AllCap Portfolio                    4
                  --------------------------------------------------------------
                  Alger American Income & Growth Portfolio                     4
                  --------------------------------------------------------------
         4   PRINCIPAL RISKS
                  Alger American MidCap Growth Portfolio                       4
                  --------------------------------------------------------------
                  Alger American Growth Portfolio                              4
                  --------------------------------------------------------------
                  Alger American Balanced Portfolio                            5
                  --------------------------------------------------------------
                  Alger American Leveraged AllCap Portfolio                    5
                  --------------------------------------------------------------
                  Alger American Income & Growth Portfolio                     5
                  --------------------------------------------------------------
         5   PERFORMANCE
                  Alger American MidCap Growth Portfolio                       6
                  --------------------------------------------------------------
                  Alger American Growth Portfolio                              6
                  --------------------------------------------------------------
                  Alger American Balanced Portfolio                            6
                  --------------------------------------------------------------
                  Alger American Leveraged AllCap Portfolio                    7
                  --------------------------------------------------------------
                  Alger American Income & Growth Portfolio                     7
                  --------------------------------------------------------------
  7   FEES AND EXPENSES
  ==============================================================================
  11  MANAGEMENT AND ORGANIZATION
  ==============================================================================
  13  SHAREHOLDER INFORMATION
  ==============================================================================
                  Distributor                                                 13
                  --------------------------------------------------------------
                  Transfer Agent                                              13
                  --------------------------------------------------------------
                  Net Asset Value                                             13
                  --------------------------------------------------------------
                  Dividends and Distributions                                 13
                  --------------------------------------------------------------
                  Classes of Shares                                           13
                  --------------------------------------------------------------
                  Purchasing and Redeeming Shares                             13
                  --------------------------------------------------------------
                  Market Timing Policies and Procedures                       14
                  --------------------------------------------------------------
                  Disclosure of Portfolio Holdings                            14
                  --------------------------------------------------------------
                  Other Information                                           14
                  --------------------------------------------------------------
  16  FINANCIAL HIGHLIGHTS
  ==============================================================================
  BACK COVER: FOR INFORMATION
  ==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO           GOAL*                  PRINCIPAL STRATEGIES                                             PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Alger American      Long-term capital      o  Invests at least 80% of its net assets in equity securities   o  Market risk
MidCap Growth       appreciation              of mid-cap companies                                          o  Growth stock risk
Portfolio                                  o  Invests primarily in growth stocks of companies               o  Manager risk
                                              characterized by high unit volume growth or positive          o  Unseasoned issuer
                                              life cycle change                                                risk
                                                                                                            o  Liquidity risk
------------------------------------------------------------------------------------------------------------------------------------
Alger American      Long-term capital      o  Focuses on growing companies that generally have broad        o  Market risk
Growth              appreciation              product lines, markets, financial resources and depth         o  Growth stock risk
Portfolio                                     of management                                                 o  Manager risk
                                           o  Invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.
                                           o  Invests primarily in growth stocks of companies
                                              characterized by high unit volume growth or positive
                                              life cycle change
------------------------------------------------------------------------------------------------------------------------------------
Alger American      Current income and     o  Invests in stocks of companies demonstrating growth           o  Market risk
Balanced            long-term capital         potential, and fixed-income securities, with an emphasis      o  Growth stock risk
Portfolio           appreciation              on income-producing securities with potential for capital     o  Manager risk
                                              appreciation                                                  o  Interest rate risk
                                           o  Invests at least 25% of its net assets in fixed-income        o  Volatility risk
                                              securities                                                    o  Credit risk
                                           o  Invests at least 25% of its net assets in equity securities   o  Prepayment risk
                                           o  Most fixed-income investments will be in the four highest     o  Derivative security
                                              rating categories                                                risk
                                           o  May invest up to 10% of its net assets in lower-rated         o  Liquidity risk
                                              securities rated "B" or better
------------------------------------------------------------------------------------------------------------------------------------
Alger American      Long-term capital      o  Invests in equity securities of U.S. companies of any         o  Market risk
Leveraged AllCap    appreciation              market capitalization demonstrating growth potential          o  Growth stock risk
Portfolio                                  o  Invests primarily in growth stocks of companies               o  Manager risk
                                              characterized by high unit volume growth or positive          o  Unseasoned issuer
                                              life cycle change                                                risk
                                                                                                            o  Liquidity risk
                                                                                                            o  Leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Alger American      Primarily, a high      o  Invests in dividend paying equity securities of U.S.          o  Market risk
Income & Growth     level of dividend         companies, preferably those that the Manager also             o  Growth stock risk
Portfolio           income, and,              believes offer opportunities for capital appreciation         o  Manager risk
                    secondarily, capital   o  Invests primarily in growth stocks of companies               o  Unseasoned issuer
                    appreciation              characterized by high unit volume growth or positive             risk
                                              life cycle change                                             o  Liquidity risk
                                                                                                            o  Risk that companies
                                                                                                               cut or eliminate
                                                                                                               dividends
------------------------------------------------------------------------------------------------------------------------------------

* Each portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

================================================================================
RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE
================================================================================

INVESTMENTS:
THE ALGER AMERICAN FUND
--------------------------------------------------------------------------------

The  investment  goal  and  primary  approach  of each  portfolio  is  discussed individually below. Each of Alger American MidCap Growth Portfolio, Alger American Growth Portfolio and Alger American Leveraged AllCap Portfolio has adopted a policy to invest at least 80% (65% with respect to Alger American Growth Portfolio, 85% with respect to Alger American Leveraged AllCap Portfolio) of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the portfolios (except for the fixed-income portion of Alger American Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The portfolios' manager, Fred Alger Management, Inc. ("Alger Management" or the
"Manager"), believes that these companies tend to fall into one of two categories:

o  HIGH UNIT VOLUME GROWTH

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  POSITIVE LIFE CYCLE CHANGE

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Some portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each portfolio's portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, each portfolio may engage in active trading of portfolio securities. If a portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment.

All of the portfolios may, but are not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

Each portfolio's investment objective may be changed by the Board of Trustees without shareholder approval.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2007, the market capitalization of the companies in these indexes ranged from $593 million to $21.1 billion.

ALGER AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

ALGER AMERICAN BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The portfolio focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The portfolio invests primarily in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS AND THE EQUITY PORTION OF THE ALGER AMERICAN BALANCED PORTFOLIO

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning a portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affects portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific portfolio because of its investment approach.

To the extent that a portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN MIDCAP GROWTH PORTFOLIO:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO:
--------------------------------------------------------------------------------

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

RISKS APPLICABLE TO ALGER AMERICAN BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The primary risks arising from the fixed-income portion of the portfolio are:

o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise.

o the potential for a decline in the value of the portfolio's securities in the event of an issuer's falling credit rating or actual default.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the portfolio will be forced to reinvest the proceeds in a lower-yielding security.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the portfolio.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the portfolio.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

o smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value could decrease more quickly than if the portfolio had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

ADDITIONAL RISK APPLICABLE TO ALGER AMERICAN INCOME & GROWTH PORTFOLIO:
--------------------------------------------------------------------------------

In addition to the risks described in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio," the following risk applies:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of an investment in a portfolio by showing changes in each portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

Because the Alger American Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

================================================================================
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
================================================================================

               ANNUAL TOTAL RETURN as of December 31 each year (%)
                                     CLASS O
--------------------------------------------------------------------------------

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

15.01   30.30   31.85    9.18    -6.52   -29.54   47.79   13.04    9.82    10.14
--------------------------------------------------------------------------------
 97       98      99      00       01      02       03      04      05       06

BEST QUARTER:     27.07%     Q4    1998
WORST QUARTER:   -18.60%     Q3    2002

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
CLASS O                          1 YEAR      5 YEARS      10 YEARS     (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth           10.14%        7.32%       11.12%       14.46%
Russell Midcap Growth Index      10.65%        8.22%        8.62%       10.72%
--------------------------------------------------------------------------------


================================================================================
ALGER AMERICAN GROWTH PORTFOLIO
================================================================================

               ANNUAL TOTAL RETURN as of December 31 each year (%)
                                     CLASS O
--------------------------------------------------------------------------------

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

25.75   48.07   33.74   -14.77   -11.81  -32.99   35.16    5.50   12.00     5.15
--------------------------------------------------------------------------------
 97       98      99      00       01      02       03      04      05       06

BEST QUARTER:     25.93%     Q4    1998
WORST QUARTER:   -20.20%     Q3    2002

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
CLASS O                          1 YEAR      5 YEARS      10 YEARS     (1/9/89)
--------------------------------------------------------------------------------
American Growth                   5.15%       2.39%         7.74%       12.45%
Russell 1000 Growth Index         9.09%       2.69%         5.45%       10.47%
--------------------------------------------------------------------------------


================================================================================
ALGER AMERICAN BALANCED PORTFOLIO
================================================================================

               ANNUAL TOTAL RETURN as of December 31 each year (%)
                                     CLASS O
--------------------------------------------------------------------------------

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

19.82   31.51   29.21   -2.76    -1.93   -12.29   19.03    4.57    8.42     4.72
--------------------------------------------------------------------------------
 97       98      99      00       01      02       03      04      05       06

BEST QUARTER:     16.94%     Q4    1998
WORST QUARTER:    -6.58%     Q4    2000

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
CLASS O                          1 YEAR      5 YEARS      10 YEARS     (9/5/89)
-------------------------------------------------------------------------------
American Balanced                 4.72%       4.39%         9.18%        8.94%
Russell 1000 Growth Index         9.09%       2.69%         5.45%        9.24%
Lehman Brothers Gov't/
   Credit Bond Index              3.78%       5.17%         6.26%        7.31%
--------------------------------------------------------------------------------

================================================================================
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
================================================================================

               ANNUAL TOTAL RETURN as of December 31 each year (%)
                                     CLASS O
--------------------------------------------------------------------------------

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

19.68   57.83   78.06   -24.83   -15.93  -33.91   34.72    8.19    14.45   19.26
--------------------------------------------------------------------------------
 97       98      99      00       01      02       03      04      05       06

BEST QUARTER:     40.16%     Q4    1999
WORST QUARTER:   -21.93%     Q4    2000

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                         SINCE
                                                                       INCEPTION
CLASS O                          1 YEAR      5 YEARS      10 YEARS     (1/25/95)
--------------------------------------------------------------------------------
American Leveraged AllCap        19.26%       5.63%        10.82%       15.28%
Russell 3000 Growth Index         9.46%       3.01%         5.34%        8.88%
--------------------------------------------------------------------------------


================================================================================
ALGER AMERICAN INCOME & GROWTH PORTFOLIO
================================================================================

               ANNUAL TOTAL RETURN as of December 31 each year (%)
                                     CLASS O
--------------------------------------------------------------------------------

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

36.29   32.39   42.45   -1.27   -14.32   -31.10   29.84    7.85    3.44     9.31
--------------------------------------------------------------------------------
 97       98      99      00       01      02       03      04      05       06

BEST QUARTER:     35.96%     Q4    1999
WORST QUARTER:   -19.33%     Q3    2002

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
 CLASS O                         1 YEAR      5 YEARS      10 YEARS    (11/15/88)
--------------------------------------------------------------------------------
 American Income & Growth         9.31%       1.75%         9.02%       10.04%
 Russell 1000 Growth Index        9.09%       2.69%         5.45%       10.59%
--------------------------------------------------------------------------------

Each portfolio, except Alger American Income & Growth Portfolio, also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee (12b-1 fee), whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


================================================================================
FEES AND EXPENSES
================================================================================

Investors incur certain fees and expenses in connection with an investment in a portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios. The numbers shown below are based on each portfolio's expenses during its fiscal year ended December 31, 2006.

--------------------------------------------------------------------------------------------------
                    ANNUAL FUND OPERATING EXPENSES
                    (expenses that are deducted from Fund assets)
                    ------------------------------------------------------------------------------
                               Distribution                 TOTAL
                                   and                     ANNUAL        Fee Waiver
                                Servicing                   FUND           and/or
                    Advisory     (12b-1)       Other      OPERATING       Expense         NET
                      Fees*       Fees        Expenses     EXPENSES    Reimbursement    EXPENSES
==================================================================================================
ALGER AMERICAN        .76%        None          .15%         .91%           N/A           N/A
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN        .71%        None          .12%         .83%           N/A           N/A
GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN        .71%        None          .15%         .86%          .04%**         .82%
BALANCED PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN        .81%        None          .17%         .98%         .035%***       .945%
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN       .585%        None         .325%         .91%          .05%+          .86%
INCOME & GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------

* Previously, the portfolio's Advisory Fees included an additional .04% in administrative fees that are now included in Other Expenses.

** Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .04% of its Advisory Fees.

***Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .035% of its Advisory Fees.

+ Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .05% of its Advisory Fees.

EXAMPLE
--------------------------------------------------------------------------------

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in a portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ALGER AMERICAN                  $93         $290          $504        $1,120
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN                  $85         $265          $460        $1,025
GROWTH PORTFOLIO

ALGER AMERICAN                  $84         $262          $455        $1,040
BALANCED PORTFOLIO*

ALGER AMERICAN                  $96         $301          $523        $1,184
LEVERAGED ALLCAP
PORTFOLIO*

ALGER AMERICAN                  $88         $274          $477        $1,094
INCOME & GROWTH
PORTFOLIO*
--------------------------------------------------------------------------------

*Absent fee waivers and reimbursements, expenses would be as follows:

--------------------------------------------------------------------------------
ALGER AMERICAN
BALANCED PORTFOLIO              $88         $274          $477        $1,061

ALGER AMERICAN
LEVERAGED ALLCAP
PORTFOLIO                      $100         $312          $542        $1,201

ALGER AMERICAN
INCOME & GROWTH
PORTFOLIO                       $93         $290          $504        $1,120
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

================================================================================
HYPOTHETICAL INVESTMENT AND EXPENSE  INFORMATION
================================================================================

The chart below is intended to reflect the annual and cumulative effect of a portfolio's expenses, including investment advisory fees and other portfolio costs, on each portfolio's total return over a 10-year period. The example reflects the following:

o You invest $10,000 in the portfolio and hold it for the entire 10-year period; and

o  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likley to differ (higher or lower) from those shown below.


------------------------------------------------------------------------------------------------------------------------------------
American MidCap
Growth Class O            Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio               0.91%      0.91%      0.91%      0.91%      0.91%      0.91%      0.91%      0.91%      0.91%      0.91%
Cumulative Gross Return     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Net Return       4.09%      8.35%     12.78%     17.39%     22.19%     27.19%     32.39%     37.81%     43.44%     49.31%
End Investment Balance   $10,409    $10,835    $11,278    $11,739    $12,219    $12,719    $13,239    $13,781    $14,344    $14,931
Annual Expense           $    93    $    97    $   101    $   105    $   109    $   113    $   118    $   123    $   128    $   133
------------------------------------------------------------------------------------------------------------------------------------
American Growth Class O   Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio               0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%      0.83%
Cumulative Gross Return     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Net Return       4.17%      8.51%     13.04%     17.75%     22.66%     27.78%     33.11%     38.66%     44.44%     50.46%
End Investment Balance   $10,417    $10,851    $11,304    $11,775    $12,266    $12,778    $13,311    $13,866    $14,444    $15,046
Annual Expense           $    85    $    88    $    92    $    96    $   100    $   104    $   108    $   113    $   117    $   122
------------------------------------------------------------------------------------------------------------------------------------
American Balanced
Class O                   Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio               0.82%      0.82%      0.82%      0.82%      0.82%      0.82%      0.82%      0.82%      0.82%      0.82%
Cumulative Gross Return     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Net Return       4.18%      8.53%     13.07%     17.80%     22.72%     27.85%     33.20%     38.76%     44.56%     50.61%
End Investment Balance   $10,418    $10,853    $11,307    $11,780    $12,272    $12,785    $13,320    $13,876    $14,456    $15,061
Annual Expense           $    84    $    87    $    91    $    95    $    99    $   103    $   107    $   112    $   116    $   121
------------------------------------------------------------------------------------------------------------------------------------
American Leveraged
AllCap Class O            Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio               0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%
Cumulative Gross Return     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Net Return       4.06%      8.27%     12.66%     17.23%     21.99%     26.93%     32.08%     37.44%     43.01%     48.81%
End Investment Balance   $10,406    $10,827    $11,266    $11,723    $12,199    $12,693    $13,208    $13,744    $14,301    $14,881
Annual Expense           $    96    $   100    $   104    $   109    $   113    $   118    $   122    $   127    $   133    $   138
------------------------------------------------------------------------------------------------------------------------------------
American Income
& Growth Class O          Year 1     Year 2     Year 3     Year 4     Year 5     Year 6     Year 7     Year 8     Year 9    Year 10
------------------------------------------------------------------------------------------------------------------------------------
Expense Ratio               0.86%      0.86%      0.86%      0.86%      0.86%      0.86%      0.86%      0.86%      0.86%      0.86%
Cumulative Gross Return     5.00%     10.25%     15.76%     21.55%     27.63%     34.01%     40.71%     47.75%     55.13%     62.89%
Cumulative Net Return       4.14%      8.45%     12.94%     17.62%     22.49%     27.56%     32.84%     38.34%     44.06%     50.03%
End Investment Balance   $10,414    $10,845    $11,294    $11,762    $12,249    $12,756    $13,284    $13,834    $14,406    $15,003
Annual Expense           $    88    $    91    $    95    $    99    $   103    $   108    $   112    $   117    $   121    $   126

================================================================================
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
================================================================================

SECURITIES RATINGS
--------------------------------------------------------------------------------
Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by a Nationally Recognized Statistical Rating
Organization (an "NRSRO") -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Alger American Balanced Portfolio may invest in such lower-rated securities to achieve higher yields, but only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

OPTIONS
--------------------------------------------------------------------------------

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS
--------------------------------------------------------------------------------

In times of adverse or unstable market, economic or political conditions, each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. A portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolios may invest in are discussed in the portfolios' Statement of Additional Information (see back cover of this Prospectus).

================================================================================
MANAGEMENT AND ORGANIZATION
================================================================================

MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager has managed each portfolio since its inception. The Manager makes investment decisions for the portfolios and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the portfolios' annual report to shareholders for the fiscal year ended December 31, 2006. The portfolios pay the Manager advisory fees at these annual rates based on a percentage of average daily net assets: Leveraged AllCap Portfolios--.81%; MidCap Growth Portfolio--.76%; Growth and Balanced Portfolios--.71%; Income & Growth Portfolio--.585%.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                  PORTFOLIO MANAGER(S)         SINCE
--------------------------------------------------------------------------------
ALGER AMERICAN             Dan C. Chung                 September 2001
MIDCAP GROWTH              Andrew Silverberg,           September 2003
PORTFOLIO                  Assistant Portfolio
                           Manager

ALGER AMERICAN             Dan C. Chung                 September 2004
GROWTH PORTFOLIO           Andrew Silverberg            January 2007

ALGER AMERICAN             Kevin Collins                September 2003
BALANCED PORTFOLIO         John A. Curry and            December 2004
                           Andrew Silverberg            January 2007

ALGER AMERICAN             Patrick Kelly                October 2005
LEVERAGED ALLCAP                                        (co-portfolio manager
PORTFOLIO                                               from September 2004
                                                        to October 2005)

ALGER AMERICAN             Dan C. Chung                 September 2003
INCOME & GROWTH            Kevin Collins and            September 2003
PORTFOLIO                  Andrew Silverberg            May 2006
--------------------------------------------------------------------------------

Dan C. Chung, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments for their respective portfolios noted above. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung has been employed by the Manager since 1994 and currently serves as Chairman, Chief Executive Officer, Chief Investment Officer, President and portfolio manager.

o Mr. Kelly has been employed by the Manager since 1999 and currently serves as Senior Vice President and portfolio manager.

o Mr. Collins has been employed by the Manager since 1996 and currently serves as Senior Vice President and portfolio manager.

o Mr. Curry has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003.

o Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and Senior Analyst.

ADMINISTRATOR
--------------------------------------------------------------------------------

Pursuant to a separate administration agreement, the Manager also provides administrative services to each portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the portfolio's investment portfolios and the publication of the net asset value of the portfolio's earnings reports and other financial data; monitoring relationships with organizations providing services to the portfolio, including the portfolio's custodian, transfer agent and printers; providing trading desk facilities for the portfolio; and supervising compliance by the portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each portfolio pays the Manager an administrative fee at the annual rate of 0.04% based on a percentage of the portfolio's average daily net assets.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On October 11, 2006, the Manager, Fred Alger & Company, Incorporated, the portfolios' distributor (the "Distributor") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the portfolios that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the portfolios.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases--a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")--were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

================================================================================
SHAREHOLDER INFORMATION
================================================================================

DISTRIBUTOR
--------------------------------------------------------------------------------
Fred Alger & Company, Incorporated
Harborside Financial Center
600 Plaza One
Jersey City, NJ 07311

TRANSFER AGENT
--------------------------------------------------------------------------------
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE
--------------------------------------------------------------------------------

The value of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

Each portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                              COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO
                          THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND
                            OTHER ASSETS, SUBTRACTING THE APPLICABLE LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Each portfolio declares and pays dividends and distributions annually. Each portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in a portfolio.

CLASSES OF SHARES
--------------------------------------------------------------------------------

Each portfolio offers two classes of shares: Class O shares and Class S shares, except that Alger American Income & Growth Portfolio only offers Class O shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING SHARES
--------------------------------------------------------------------------------

Because the portfolios are investment vehicles for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The portfolios' shares are held in the names of the separate accounts and plans.

Shares of a portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the portfolio or its designated agent. All orders for purchase of shares are subject to acceptance by the portfolio or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, each portfolio recognizes that in certain circumstances active in-and-out trading by portfolio shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on a portfolio's portfolio manager(s), interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. Each portfolio therefore discourages market timing, and to the extent possible monitors for market timing patterns in the portfolio.

The Board of Trustees has determined that a portfolio may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the portfolio might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the portfolio's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the portfolio's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the portfolios provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the portfolios will communicate with these service providers to confirm that they understand the portfolios' policies and procedures regarding such disclosure. This agreement must be approved by the portfolios' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION
--------------------------------------------------------------------------------

A portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

Each portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal iden-tification and recording calls. If a portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee that maintains a master or "omnibus" account with the portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the portfolios, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of portfolio assets or 0.50% annually of portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the portfolio, expertise in distributing a particular class of shares of the portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a portfolio or the amount of proceeds received by a portfolio on the sale of shares.

If a portfolio determines that you have not provided a correct Social Security or other tax ID number on your account application, or the portfolio is not able to verify your identity as required by law, the portfolio may, at its discretion, redeem the account and distribute the proceeds to you.

Each portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order;

Suspend, change or withdraw all or any part of the offering made by this prospectus.

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown has been audited by Ernst & Young LLP, each portfolio's independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

                                                        Alger American MidCap Growth Portfolio--Class O
                                              ------------------------------------------------------------------      -----------
                                                  Year            Year          Year          Year          Year          Year
                                                 ended           ended         ended         ended         ended         ended
                                              12/31/06        12/31/05      12/31/04      12/31/03      12/31/02      12/31/06
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Asset Value, Beginning of Period ..       $  21.90        $  20.80      $  18.40      $  12.45      $  17.67      $  39.24
Net Investment Income (Loss) ..........          (0.09)(i)       (0.31)        (0.11)        (0.05)        (0.10)         0.11(i)
Net Realized and Unrealized Gain (Loss)
  on Investments ......................           2.08            2.22          2.51          6.00         (5.12)         1.92
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ......           1.99            1.91          2.40          5.95         (5.22)         2.03
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income ..             --              --            --            --            --         (0.05)
Distributions from Net Realized Gains .          (3.14)          (0.81)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................          (3.14)          (0.81)           --            --            --         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year ..........       $  20.75        $  21.90      $  20.80      $  18.40      $  12.45      $  41.22
---------------------------------------------------------------------------------------------------------------------------------
Total Return ..........................          10.14%           9.82%        13.04%        47.79%       (29.54)%        5.18%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)       $317,649        $369,157      $482,868      $414,590      $240,063      $613,742
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           0.91%           0.86%         0.92%         0.93%         0.93%         0.83%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...............          (0.42)%         (0.45)%       (0.62)%       (0.70)%       (0.56)%        0.27%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ...............         313.80%         226.14%       229.17%       196.43%       323.83%       337.35%
=================================================================================================================================


                                                      Alger American Leveraged AllCap Portfolio--Class O
                                              ------------------------------------------------------------------      -----------
                                                  Year            Year          Year          Year          Year             Year
                                                 ended           ended         ended         ended         ended            ended
                                              12/31/06        12/31/05      12/31/04      12/31/03      12/31/02         12/31/06
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Asset Value, Beginning of Period ...      $  34.78        $  30.39      $  28.09      $   0.85      $  31.55       $ 10.28
Net Investment Income (Loss) ...........         (0.07)(i)       (0.21)        (0.07)        (0.07)        (0.14)         0.08(i)
Net Realized and Unrealized Gain (Loss)
  on Investments .......................          6.77            4.60          2.37          7.31        (10.56)         0.86
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......          6.70            4.39          2.30          7.24        (10.70)         0.94
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income ...            --              --            --            --            --         (0.13)
Distributions from Net Realized Gains ..            --              --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................            --              --            --            --            --         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year ...........      $  41.48        $  34.78      $  30.39      $  28.09      $  20.85       $ 11.09
---------------------------------------------------------------------------------------------------------------------------------
Total Return ...........................         19.26%          14.45%         8.19%        34.72%       (33.91)%        9.31%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)       $298,024        $298,410      $380,336      $382,289      $271,373       $68,106
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           0.98%           0.91%         0.97%         0.97%         0.96%         0.91%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to
  Average Net Assets ...................         (0.19)%         (0.08)%       (0.14)%       (0.36)%       (0.49)%        0.77%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ................        245.58%         130.14%       182.41%       161.71%       203.05%       151.43%
=================================================================================================================================

(i) Amount was computed based on average shares outstanding during the year.

      Alger American Growth Portfolio--Class O                            Alger American Balanced Portfolio--Class O
-----------------------------------------------------      ---------------------------------------------------------------------
    Year            Year           Year          Year          Year            Year          Year          Year          Year
   ended           ended          ended         ended         ended           ended         ended         ended         ended
12/31/05        12/31/04       12/31/03      12/31/02      12/31/06        12/31/05      12/31/04      12/31/03      12/31/02
================================================================================================================================

$  35.12      $    33.29     $    24.63      $  36.77      $  14.44        $  13.55      $  13.16      $  11.29      $  13.08
    0.03            0.07          (0.02)        (0.01)         0.24(i)         0.20          0.19          0.19          0.20

    4.17            1.76           8.68        (12.12)         0.39            0.92          0.40          1.94         (1.79)
--------------------------------------------------------------------------------------------------------------------------------
    4.20            1.83           8.66        (12.13)         0.63            1.12          0.59          2.13         (1.59)
--------------------------------------------------------------------------------------------------------------------------------

   (0.08)             --             --         (0.01)        (0.22)          (0.23)        (0.20)        (0.26)        (0.20)
      --              --             --            --         (0.74)             --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
   (0.08)             --             --         (0.01)        (0.96)          (0.23)        (0.20)        (0.26)        (0.20)
--------------------------------------------------------------------------------------------------------------------------------
$  39.24      $    35.12     $    33.29      $  24.63      $  14.11        $  14.44      $  13.55      $  13.16      $  11.29
--------------------------------------------------------------------------------------------------------------------------------
   12.00%           5.50%         35.16%       (32.99)%        4.72%           8.42%         4.57%        19.03%       (12.29)%
--------------------------------------------------------------------------------------------------------------------------------

$839,841      $1,028,652     $1,115,959      $874,914      $254,579        $292,412      $309,744      $308,990      $254,290
--------------------------------------------------------------------------------------------------------------------------------
    0.81%           0.86%          0.85%         0.85%         0.86%           0.81%         0.87%         0.87%         0.87%
--------------------------------------------------------------------------------------------------------------------------------
    0.10%           0.21%         (0.05)%       (0.01)%        1.71%           1.29%         1.41%         1.60%         2.16%
--------------------------------------------------------------------------------------------------------------------------------
  257.14%         194.25%        167.53%       238.03%       288.73%         218.77%       177.66%       135.67%       188.76%
================================================================================================================================


     Alger American Income & Growth Portfolio--Class O
---------------------------------------------------------
    Year            Year           Year          Year
   ended           ended          ended         ended
12/31/05        12/31/04       12/31/03      12/31/02
=========================================================


 $ 10.05         $  9.37       $   7.24       $ 10.57
    0.13            0.10           0.05          0.02

    0.21            0.63           2.11         (3.29)
---------------------------------------------------------
    0.34            0.73           2.16         (3.27)
---------------------------------------------------------

   (0.11)          (0.05)         (0.03)        (0.06)
      --              --             --            --
---------------------------------------------------------
   (0.11)          (0.05)         (0.03)        (0.06)
---------------------------------------------------------
 $ 10.28         $ 10.05       $   9.37       $  7.24
---------------------------------------------------------
    3.44%           7.85%         29.84%       (31.10)%
---------------------------------------------------------

 $76,770         $93,554       $101,255       $85,066
---------------------------------------------------------
    0.75%           0.78%          0.78%         0.79%
---------------------------------------------------------
    1.08%           0.97%          0.60%         0.25%
---------------------------------------------------------
  103.93%          96.49%        175.67%       276.12%
=========================================================

NOTES:

NOTES:

================================================================================
FOR INFORMATION:
================================================================================

BY TELEPHONE:  (800) 992-3863


BY MAIL:       Boston Financial Data Services, Inc.
               Attn: The Alger American Fund
               P.O. Box 8480
               Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the portfolios' toll-free number, at the portfolios' website at HTTP://WWW.ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the portfolios' investments is available in the portfolios' annual and semi-annual reports to shareholders. In the portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios' performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the portfolio, by calling the portfolios' toll-free number, at the portfolios' website at HTTP://WWW.ALGER.COM or by writing to the address above.

Another way you can review and copy portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at HTTP://WWW.SEC.GOV.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the portfolios' website at HTTP://WWW.ALGER.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the portfolio by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

















THE ALGER AMERICAN FUND
SEC FILE #811-5550

================================================================================
FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY
================================================================================

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, The Spectra Funds and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.







              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.